BLACKROCK BALANCED CAPITAL PORTFOLIO
OF BLACKROCK SERIES FUND, INC.
(the “Fund”)

SUPPLEMENT DATED DECEMBER 12, 2008
TO THE PROSPECTUS

Effective December 15, 2008, the Fund’s Prospectus is amended as set forth below.

The sidebar entitled “About the Portfolio Managers” on page 7 of the Fund’s Prospectus is revised as set forth below.

The description of Kurt Schansinger is deleted and the following is inserted below the heading:

Robert C. Doll, Jr. and Daniel Hanson are jointly and primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. Mr. Doll is the Fund’s senior portfolio manager and Mr. Hanson is the Fund’s associate portfolio manager. Philip J. Green is responsible for the asset allocation of the equity and fixed income portions of the Fund’s portfolio.

The section entitled “Other Important Information and Statement of Additional Information” beginning on page 9 of the Fund’s Prospectus is revised as set forth below.

The first paragraph is deleted in its entirety and replaced with the following:

Robert C. Doll, Jr. and Daniel Hanson are jointly and primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. Mr. Doll is the Fund’s senior portfolio manager and Mr. Hanson is the Fund’s associate portfolio manager.

Robert C. Doll, Jr., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P. (“FAM”), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Daniel Hanson, CFA, is a Director of BlackRock, Inc. which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

Philip J. Green is responsible for the asset allocation of the Fund’s portfolio. Mr. Green is a member of BlackRock’s Multi-Asset Portfolio Strategies (MAPS) group. Mr. Green joined BlackRock following the merger with MLIM in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.